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                                                                    Exhibit 23.1

                         Consent of Independent Auditors

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated September 12, 2003, in the Registration Statement on Form S-1, and related Prospectus of Conn's, Inc dated September 23, 2003.

                                                      ERNST & YOUNG LLP


Houston, Texas
September 22, 2003